                                                                   EXHIBIT 10.2


                                   AGREEMENT

         THIS AGREEMENT, dated as of March 31, 2003, by and between Continucare Corporation (the "Company"), a Florida corporation, and entities affiliated with Pecks Management Partners, Ltd. set forth on the signature page hereto (collectively, the "Pecks Entities").

                                  WITNESSETH

         WHEREAS, the Company and Merrill Lynch Business Financial Services Inc. ("Lender") have agreed to amend that certain WCMA Loan and Security Agreement, dated as of March 9, 2000, to, among other things, extend the maturity date of the loan from March 31, 2003 (the "Loan");

         WHEREAS, Phillip Frost, M.D. ("Frost") personally guaranteed the Loan in March 2000, however, such guarantee will expire on March 31, 2003;

         WHEREAS, as an inducement to, and as a condition precedent to the Lender agreeing to extend the maturity date of the Loan, the Lender requires that Frost execute and deliver a personal guarantee, whereby Frost shall continue to guarantee the payment when due and performance of the Loan (the "Guarantee");

         WHEREAS, Frost has agreed to deliver the Guarantee in consideration of the Company issuing to an entity affiliated with Frost 1,500,000 shares of common stock and increase the interest rate of that certain convertible promissory note in the principal amount of $797,162, dated July 31, 2001 (the "Frost Note"), from 7% per annum to 9% per annum.

         WHEREAS, if the maturity date of the Loan is not extended, the Company will be in default of the Loan;

         WHEREAS, the Company has considered various alternatives to deal with the Loan, including, among other things, obtaining additional third-party financing; however, due to the Company's current cash flow issues, the Company has not been able to secure additional financing;

         WHEREAS, the Company is an obligor under a series of convertible promissory notes, dated June 30, 2001, in the aggregate principal amount of $3,407,926.84 payable to the Pecks Entities (collectively the "Pecks Notes");

         WHEREAS, the Company is an obligor under a convertible promissory note, dated June 30, 2001, in the principal amount of $504,878.05 payable to Carret & Company (the "Carret Note");

         WHEREAS, the Pecks Entities and Carret & Company have agreed to extend the maturity dates under the Pecks Notes and Carret Note to October 31, 2006, and to defer the due dates for and make changes to the annual principal installments under the Pecks Notes and Carret Note, in consideration of increasing the interest rate on the last installment of the Pecks Notes and Carret Note from 7% to 9% and issuing 300,000 and 44,400 shares of the Company's common stock to the Pecks Entities and Carret & Company, respectively;

         WHEREAS, upon due consideration and discussions regarding these issues, and exploring the costs and benefits and availability (or lack thereof) of other alternatives, the Board of Directors believes that it is in the best interest of the Company and its shareholders to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreement set forth, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        ISSUANCE OF SHARES

         1.1 Description of Transaction. In exchange for the agreement of the Pecks Entities to amend the Pecks Notes, in the forms attached hereto as Exhibits A-1, A-2, A-3 and A-4 (the "Pecks Note Amendments"), the Company agrees to issue to the Pecks Entities an aggregate of 300,000 shares of the Company's common stock (the "Shares").

         1.2 Closing. The closing (the "Closing") of this transaction shall be effective on March 31, 2003 (the "Effective Date"). On the Closing, the following documents shall be delivered: (i) the Company shall direct its transfer agent to deliver stock certificates to the Pecks Entities representing an aggregate of 300,000 shares of the Company's Common Stock, and (ii) the Company shall deliver to the Pecks Entities the Pecks Note Amendments.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Pecks Entities the following:

         2.1 Authorization and Non-Contravention. This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy laws and general principles of equity. The execution, delivery and performance of this Agreement and the issuance of the Shares, have been duly authorized by all necessary action of the Company.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE PECKS ENTITIES

         Each of the Pecks Entities hereby represents and warrants to the Company the following:

         3.1 Authorization and Non-Contravention. This Agreement is a valid and binding obligation of each of the Pecks Entities, enforceable against each of the Pecks Entities in accordance with its terms, except as such enforceability may be limited by bankruptcy laws and general principles of equity.

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         3.2      Investment Representations.

                  (a) Each of the Pecks Entities is acquiring the Shares for its own account, for investment. Each of the Pecks Entities has had access to all information deemed material with respect to an acquisition of the Shares.

                  (b) Each of the Pecks Entities understands and acknowledges that the Shares have not been registered under the Securities Act, or the securities laws of any state or foreign jurisdiction and, unless so registered, may not be offered, sold, transferred, or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities laws of any state or foreign jurisdiction.

                  (c) Each of the Pecks Entities understands that the Shares issued pursuant to this Agreement will be in unregistered form only and that any certificates delivered to it in respect of the Securities will bear a legend substantially to the following effect:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

SECTION 4.        GENERAL

         4.1 Amendments, Waivers and Consents. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law or in equity or otherwise. This Agreement may be amended only with the prior written consent of the Company and the Pecks Entities.

         4.2 Governing Law. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Florida, without giving effect to conflicts of laws principles thereof.

         4.3 Section Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof.

         4.4 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

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         4.5      Notices and Demands. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when received and may be delivered by hand, telecopy, telex or other method of facsimile, certified or registered mail, postage and charges prepaid, return receipt requested, or by overnight delivery.

         4.6 Severability. Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

         4.7 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including, without limitation, the letter of intent between the parties hereto in respect of the transactions contemplated herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first written above.


                           FUELSHIP & CO.


                           By:   /s/ Robert J. Cresci
                               ------------------------------------------------
                           Name: Robert J. Cresci
                           Title:


                           NORTHMAN & CO.


                           By:   /s/ Robert J. Cresci
                               ------------------------------------------------
                           Name: Robert J. Cresci
                           Title:


                           NAP & CO.


                           By:   /s/ Robert J. Cresci
                               ------------------------------------------------
                           Name: Robert J. Cresci
                           Title:


                           HARE & CO.


                           By:   /s/ Robert J. Cresci
                               ------------------------------------------------
                           Name: Robert J. Cresci
                           Title:


                           CONTINUCARE CORPORATION


                           By:  /s/ Spencer J. Angel
                               ------------------------------------------------
                               Spencer J.  Angel, President

                                  EXHIBIT A-1


                              PECKS NOTE AMENDMENT

                                  EXHIBIT A-2


                              PECKS NOTE AMENDMENT

                                  EXHIBIT A-3


                              PECKS NOTE AMENDMENT

                                  EXHIBIT A-4


                              PECKS NOTE AMENDMENT